UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 26, 2023 (December 22, 2023)

Relativity Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41283	86-3244927
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o 3753 Howard Hughes Pkwy

Suite 200

Las Vegas, NV 89169

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (888) 710-4420

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A common stock, and one redeemable warrant	RACYU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	RACY	The Nasdaq Stock Market LLC

Redeemable warrants, each warrant exercisable for one share of Class A common stock at an exercise price of $11.50	RACYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 22, 2023, Relativity Acquisition Corp. (the “Company”) held its 2023 annual meeting of stockholders for the fiscal year ended December 31, 2022 (the “Annual Meeting”). At the Annual Meeting, stockholders (i) re-elected two directors as the Class I directors of the Company’s board of directors (the “Board”) until the annual meeting of the stockholders of the Company to be held in 2025 or until a successor is appointed and qualified (the “Director Election Proposal”) and (ii) ratified the selection by the audit committee of the Board of WithumSmith+Brown, PC (“Withum”), to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2023 (the “Auditor Ratification Proposal”, and together with the Director Election Proposal, the “Proposals”).

At the Annual Meeting, 4,400,794 shares of the Company’s Class A common stock, par value $0.0001 per share, and one share of Company’s Class B common stock, par value $0.0001 per share, were outstanding and entitled to vote on the Proposals. Set forth below are the final voting results for each of the Proposals:

Director Election Proposal

Emily Paxhia and Frances Knuettel II were re-elected to serve as the Class I directors of the Company. The election of Emily Paxhia and Frances Knuettel II required the affirmative vote of a plurality of the votes cast by the Company’s stockholders represented in person (including stockholders who voted online) or by proxy at the Annual Meeting and entitled to vote thereon. “Plurality” means that the individuals who received the largest number of votes cast “FOR” were elected as directors. The voting results were as follows:

	For	Against	Abstain
Emily Paxhia	3,303,649	50	0
Frances Knuettel II	3,300,091	3,608	0

Auditor Ratification Proposal

The Company’s stockholders ratified the selection of Withum to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2023. Approval of the Auditor Ratification Proposal required the affirmative vote of the majority of the votes cast by the Company’s stockholders represented in person (including stockholders who voted online) or by proxy at the Annual Meeting and entitled to vote thereon. The voting results were as follows:

For	Against	Abstain
3,303,662	37	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Relativity Acquisition Corp.

	By:	/s/ Tarek Tabsh
		Name:	Tarek Tabsh
		Title:	Chief Executive Officer

Dated: December 26, 2023

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